Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2020	2021
	$	$
Furniture, fixtures and equipment	10,994,461	11,119,445
Leasehold improvements	5,010,384	5,269,934
Buildings	11,041,259	12,085,843
Motor vehicles	1,141,491	1,120,551

Total	28,187,595	29,595,773
Accumulated depreciation	(11,185,482)	(12,928,492)

Property and equipment, net	17,002,113	16,667,281